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Exhibit 99.1

(WCI LOGO)

                          Investor Contact:     Steve Zenker
                                                (239) 498-8066
                                                stevezenker@wcicommunities.com

                           Media Contact:       Ken Plonski
                                                (239) 498-8691
                                                kenplonski@wcicommunities.com

FOR IMMEDIATE RELEASE

WCI COMMUNITIES, INC. ANNOUNCES FILING OF SECONDARY SHELF REGISTRATION STATEMENT

BONITA SPRINGS, FL (OCTOBER 28, 2003) WCI Communities, Inc. (NYSE:WCI), a leading builder of highly amenitized lifestyle communities, announced today that it has filed a shelf registration statement with the Securities and Exchange Commission for the sale of shares of its common stock by selling stockholders. The registration statement would cover only shares held by pre-IPO WCI shareholders and would not involve the issuance of new shares nor would it create any dilution to existing shareholders. The registration statement is expected to cover approximately six million shares, and the selling shareholders have advised us that they intend to complete the offering of these shares before the end of the year. The selling shareholders are not affiliates of the company and are not involved in the operation of the company's business. Neither of the company's founders, Al Hoffman or Don Ackerman, plan to participate in the offering.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
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         About WCI

Based in Bonita Springs, Florida, WCI has been creating amenity-rich, leisure-oriented master-planned communities for more than 50 years. WCI's award-winning communities offer primary, retirement, and second-home buyers traditional and tower home choices with prices from the mid-$100,000s to more than $10 million and currently feature more than 600 holes of golf and 1,000 boat slips as well as country club, tennis and recreational facilities. The company also derives income from its 28-office Prudential Florida WCI Realty division, its mortgage and title businesses, and its amenities division, which operates many of the clubhouses, golf courses, restaurants, and marinas within its 30 communities. The company currently owns and controls developable land of approximately 14,000 acres.

         Certain information included herein and in other company reports, Security and Exchange Commission filings, statements and presentations is forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about the company's anticipated operating results, financial resources, ability to acquire land, ability to sell homes and properties, ability to deliver homes from backlog, ability to secure materials and subcontractors. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other company reports, filings, statements and presentations. These risks and uncertainties include WCI's ability to compete in the Florida real estate market; the availability and cost of land in desirable areas in Florida and elsewhere and the ability to expand successfully into those areas; WCI's ability to obtain necessary permits and approvals for the development of its lands; WCI's ability to raise debt and equity capital and grow its operations on a profitable basis; WCI's ability to pay principal and interest on its current and future debts; WCI's ability to sustain or increase historical revenues and profit margins; material increases in labor and material costs; increases in interest rates; the level of consumer confidence; adverse legislation or regulations; unanticipated litigation or legal proceedings; natural disasters; and the continuation and improvement of general economic conditions and business trends. If one or more of the assumptions underlying our forward-looking statements proves incorrect, then the company's actual results, performance or achievements could differ materially from those expressed in, or implied by the forward-looking statements contained in this report. Therefore, we caution you not to place undue reliance on our forward-looking statements

      FOR MORE INFORMATION ABOUT WCI AND ITS RESIDENTIAL COMMUNITIES VISIT
                             WWW.WCICOMMUNITIES.COM